Exhibit 10.3

ORANGE COAST TITLE COMPANY ESCROW DIVISION
3536 Concours Dr., Suite 120
Ontario, CA 91764
(909) 987-5433
11-09-2009
Escrow No. 1087721-IG
Property Address: APN 486-250-024-5/025-6, Moreno Valley, CA 92551
AMENDED/ADDITIONAL ESCROW INSTRUCTIONS
My instructions in the above numbered escrow are supplemented/amended in the following particulars only:
     The undersigned, TNP Acquisitions, LLC, a Delaware limited liability hereby designates TNP SRT Moreno Marketplace, LLC, a Delaware limited liability company (new buyer) to become Buyer of the property described in the above referenced escrow. All funds deposited in this escrow are to be used for the credit of “new buyer” and upon their instructions therein.
TNP Acquisitions, LLC, a Delaware limited liability company

BY:	/s/ Stephen Corea
	Name:	Stephen Corea
	Title:	SVP Acquisitions

     We, “TNP SRT Moreno Marketplace, LLC”, a Delaware limited liability company (new buyer), understand that we have been designated by TNP Acquisitions, LLC, a Delaware limited liability company to become the Buyer of the Property described in the above-numbered escrow. We hereby consent to becoming the Buyer in that escrow and by our signature below do thereby acknowledge that we are familiar with each and all of the terms and provisions of that certain Purchase and Sale Agreement dated September 22, 2009 and all amendments thereto (collectively, the “Agreement”), as well as each and all of the terms and provisions of the escrow instructions (as amended and/or supplemented, if at all) which are in any way associated with the Agreement, including, without limitation, those dated October 2, 2009 (collectively, the “Instructions”), and do hereby further acknowledge that we have heretofore received complete and legible copies of the referenced Agreement and Instructions, outside of escrow. We do further agree to be bound by each and all of the terms and provisions of the Agreement and Instructions as if we were the original Buyer thereunder, and do still further agree to hand you all documents and funds that escrow shall deem necessary or prudent to perfect the closing of this escrow.
     The undersigned, Moreno Marketplace, LLC, a California limited liability company, in reliance upon the representations made above by TNP SRT Moreno Marketplace, LLC (a Delaware limited liability company, as the new Buyer under the Agreement and Instructions), do hereby agree to be bound by TNP Acquisitions, LLC’s transfer of its interest in the Agreement and Instructions to TNP SRT Moreno Marketplace, LLC, as if TNP SRT Moreno Marketplace, LLC had been the original name of the Buyer to the aforestated escrow, and do further agree to hand you our executed deed in favor of TNP SRT Moreno Marketplace, LLC, a Delaware limited liability company, as the Buyer to such escrow.
ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT AND INSTRUCTIONS ARE INCORPORATED HEREIN AND MADE A PART HEREOF, AS IF SET FORTH IN FULL HEREIN, AND SHALL REMAIN UNALTERED (UNLESS AND THEN ONLY TO THE EXTENT THEY ARE EXPRESSLY MODIFIED HEREIN) AND OF FULL FORCE AND EFFECT.
END OF INSTRUCTIONS.

TNP SRT Moreno Marketplace, LLC, a Delaware limited liability company		Moreno Market Place, LLC, a California limited liability company
By: Guardian Commercial Real Estate, L.P., its Sole Member
By:	/s/ Stephen Corea	By: Guardian Realty GP, LLC, a Delaware limited liability company, its Co-General Partner
Name: Stephen Corea
Title: SVP Acquisitions

		By:	/s/ James P. Previti James P. Previti, CEO
REC’D NOV 19, 2009
EACH OF THE ABOVE SIGNED STATES THAT HE HAS READ THE FOREGOING INSTRUCTIONS AND UNDERSTANDS AND AGREES TO THEM.